Exhibit 10.4

FIRST AMENDMENT TO SEPARATION AGREEMENT

This First Amendment to Separation Agreement is entered into between David Buchen (“Executive”) and Amneal Pharmaceuticals LLC and Amneal Pharmaceuticals, Inc. (“Amneal” or the “Company”) as of November 4, 2019 (the “Amendment Effective Date”).

WHEREAS, Executive and the Company are parties to that certain Separation Agreement dated August 2, 2019 the (“Separation Agreement”); and

WHEREAS, Executive and the Company desire to amend the Separation Agreement as set forth herein.

NOW THEREFORE, EXECUTIVE AND THE COMPANY HEREBY AGREE AS FOLLOWS:

1. Section 1 of the Separation Agreement entitled “Termination of Employment” is hereby amended by deleting “November 5, 2019” and replacing it with “February 3, 2020.”

2. Except as specifically amended by this First Amendment to Separation Agreement, all other terms and provisions of the Separation Agreement remain in full force and effect. Any signature on this First Amendment to Separation Agreement transmitted via electronic mail or otherwise transmitted in portable document format (.pdf) shall have the full force and effect of an original signature.

DAVID BUCHEN	AMNEAL PHARMACEUTICALS, INC. AMNEAL PHARMACEUTICALS LLC
By: /s/ David Buchen	By: /s/ Nikita Shah
Print Name: David Buchen	Print Name: Nikita Shah